INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 20        -      INCOME TAXES

A.	Approved Enterprise Status

Substantially all of Tower's existing facilities and other capital investments through December 31, 2005 have been granted approved enterprise status, as provided by the Investments Law and as a result of discussions held by Tower with the Israeli Investment Center toward approval of a new expansion program since January 1, 2006, in December 2010, the Company was notified by senior governmental officials that the Israeli Investment Center Committee has approved the Company's program according to which it will receive up to NIS 150 million related to investments in fixed assets entitled for grant. The Investment Center Committee approval was followed by an official approval received in February 2011 from the Israeli Investment Center ("ktav ishur") according to which Tower may receive up to NIS 150 million during the years 2011 through 2014, related to investments in fixed assets entitled for grants. See also Note 7B.

The tax benefits derived from approved enterprise status relate only to taxable income attributable to each approved enterprise investments program. Pursuant to the Investments Law and the approval certificates, Tower's income attributable to its various approved enterprise investments is taxed at a rate of up to 20% in 2012. Taxable income attributable to the Fab 2 approved program shall be tax-exempt for the first two profitable years for tax purposes. The portion of Tower's taxable income that is not attributable to approved enterprise investments is taxed at a rate of 24% in 2011 ("Regular Company Tax").

The tax benefits are also conditioned upon fulfillment of the requirements stipulated by the ktav ishur as well as by the Investments Law and the regulations promulgated thereunder, as well as the criteria set forth in the certificates of approval. In the event of a failure by Tower to comply with these conditions, the tax benefits could be canceled, in whole or in part, and Tower would be required to refund the amount of the canceled benefits, plus interest and certain inflation adjustments. In the Company's opinion, Tower has been in compliance with the conditions through the approval date of the financial statements. See Note 7B.

B.	Income Tax provision is as follows:

	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009
Current tax expense:
Foreign	$16,645	$11,188	$50
Total current	16,645	11,188	50
Deferred tax expense:
Foreign	4,717	1,642	(5,072)
Total deferred	4,717	1,642	(5,072)
Income tax provision(benefit)	$21,362	$12,830	$(5,022)

	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009
Profit (loss) before taxes
Domestic	$(47,541)	$(70,068)	$(121,003)
Foreign	50,373	40,531	(4,478)
Total income (loss) before taxes	$2,832	$(29,537)	$(125,481)

C.	Components of Deferred Tax Asset/Liability

The following is a summary of the components of the deferred tax benefit and liability reflected on the balance sheets as of the respective dates:

	As of December 31,
	2011	2010
Net deferred tax benefit - current
Net operating loss carryforwards	$758	$758
Employees benefits and compensation	5,926	2,532
Accruals, reserves and others	5,174	2,620
	11,858	5,910
Valuation allowance	(1,369)	(1,182)
Total net current deferred tax benefit	$10,489	$4,728

	As of December 31,
	2011	2010
Net deferred tax benefit - long-term
Deferred tax assets -
Net operating loss carryforwards	$256,139	$256,709
Employees benefits and compensation	5,699	5,524
Research and development	2,707	1,769
Others	1,684	--
	266,229	264,002
Valuation allowance	(222,568)	(220,306)
	43,661	43,696
Deferred tax liability - depreciation and amortization	(48,721)	(33,434)
Intangible assets	(12,785)	(14,495)
Investment basis difference	--	(2,916)
Debt discount	(1,209)	--
Others	(1,374)	(2,727)
Total net long-term deferred tax liability	$(20,428)	$(9,876)

Deferred tax asset in the amounts of $10,489 and $4,728 as of December 31, 2011 and 2010, respectively are presented in other current assets.

Deferred tax liability in the amounts of $20,428 and $9,876 as of December 31, 2011 and 2010, respectively are presented in deferred tax liability.

Jazz establishes a valuation allowance for deferred tax assets, when it is unable to conclude that it is more likely than not that such deferred tax assets will be realized. In making this determination, Jazz evaluates both positive and negative evidence. The state deferred tax assets exceed the reversal of taxable temporary differences. Without other significant positive evidence, Jazz has determined that the state deferred tax assets are not more likely than not to be realized.

On December 31, 2011 and 2010, Jazz recorded a valuation allowance against its deferred tax assets in the amounts of $3,830 and $3,370, respectively.  Tower recorded a valuation allowance of $220,107 and $218,118 as of December 31, 2011 and 2010 to offset the related net deferred tax assets as Tower is unable to conclude that it is more likely than not that such deferred tax assets will be realized.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Unrecognized tax benefits
Balance at January 1, 2011	$14,908
Additions for tax positions of current year	8,462
Additions for tax positions of prior year	9,730
Reductions for tax positions of prior year	(723)
Balance at December 31, 2011	$32,377

Unrecognized tax benefits
Balance at January 1, 2010	$10,929
Additions for tax positions of current year	4,937
Additions for tax positions of prior year	249
Reductions for tax positions of prior year	(1,207)
Balance at December 31, 2010	$14,908

Jazz accounts for its uncertain tax provisions in accordance with ASC 740. Jazz's policy is to recognize interest and penalties that would be assessed in relation to the settlement value of unrecognized tax benefits as a component of income tax expense. On December 31, 2011, Jazz had unrecognized tax benefits of $23,965. The amount of unrecognized tax benefit that, if recognized and realized, would affect the effective tax rate is $19,300 as of December 31, 2011.

During the third quarter of 2011, Jazz completed an analysis on its ability to utilize net operating losses, under Section 382 of the Internal Revenue Code. The conclusion reached in the analysis was based on authority that did not meet recognition threshold as provided for in ASC 740. This position relates to net operating losses that were incurred prior to September 19, 2008.

The $9,730 increase in the gross unrecognized tax benefit has been recorded as a change to a prior year unrecognized tax benefit in the tabular rollforward above.

Jazz does not anticipate a significant increase or decrease in its uncertain tax benefits within twelve months of the reporting date.

D.	Effective Income Tax Rates

The reconciliation of the statutory tax rate to the effective tax rate is as follows:

	Year ended December 31,
	2011	2010	2009
Tax expense (benefit) computed at statutory rates	$680	$(7,384)	$(32,625)
Effect of different tax rates in different jurisdictions	10,683	7,552	6,825
Tax benefits for which deferred taxes were not recorded	7,300	17,467	23,617
State tax, net of federal benefit	96	(302)	(3,686)
Domestic Production Activities Deduction	--	(1,136)	--
Permanent differences and other, net	2,603	(3,367)	847
Income tax provision (benefit)	$21,362	$12,830	$(5,022)

Jazz's effective tax rate for the year ended December 31, 2011 was lower than the statutory rate primarily due to interest expense on unrecognized tax benefits and state taxes.

TJP's effective tax rate for the year ended December 31, 2011 is 42% which is similar to the relevant statutory rates in Japan as applicable to TJP.

E.	Net Operating Loss Carry forward

On December 31, 2011, Tower had net operating loss carry forwards for tax purposes of approximately one billion USD which may be carried forward for an unlimited period of time.

The future utilization of the Jazz's net operating loss carry forwards to offset future taxable income is subject to an annual limitation as a result of ownership changes that have occurred.  Additional limitations could apply if ownership changes occur in the future. Jazz has had two "change in ownership" events that limit the utilization of net operating loss carry forwards. The first "change in ownership" event occurred in February 2007 upon our acquisition of Jazz Semiconductor. The second "change in ownership" event occurred on September 19, 2008, the date of the Merger with Tower. Jazz concluded that the net operating loss limitation for the change in ownership which occurred in September 2008 will be an annual utilization of $2,100 for the use in its tax return. On December 31, 2011, Jazz had federal net operating loss carry forwards of approximately $36,800 that will begin to expire in 2021, unless previously utilized. On December 31, 2011, Jazz had state net operating loss carry forwards of approximately $119,000. The state tax loss carry forwards will begin to expire in 2016, unless previously utilized. At December 31, 2011, Jazz had combined federal and state alternative minimum tax credits of $600. The alternative minimum tax credits do not expire.

F.	Final Tax Assessments

Tower possesses final tax assessments through the year 1998. In addition, the tax assessments for the years 1999-2007 are deemed final.

Jazz and its subsidiaries are subject to U.S. federal income tax as well as income tax in multiple state and foreign jurisdictions. With few exceptions, Jazz is no longer subject to U.S. federal income tax examinations for years before 2008; state and local income tax examinations before 2007; and foreign income tax examinations before 2008. However, to the extent allowed by law, the tax authorities may have the right to examine prior periods where net operating losses were generated and carried forward, and make adjustments up to the amount of the net operating loss carry forward amount.

TJP was established in June 2011 and has not final assessments.